EX-33.13


(logo) WELLS FARGO

Wells Fargo Bank, N.A.
Document Custody
1015 10th Avenue Southeast
Minneapolis, MN 55414


ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management ("Management") of the Corporate Trust Services division of Wells Fargo Bank, National Association (the "Company") is responsible for assessing the Company's compliance with the applicable servicing criteria set forth in
Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2013 (the "Period").

Platform: The platform consists of residential mortgage-backed securities ("RMBS") transactions backed by pools of residential mortgage loans and commercial mortgage-backed securities ("CMBS") transactions backed by pools of commercial mortgage loans, in each case for which the Company provides document custody services and where the RMBS and CMBS transactions were either (a) publicly-issued pursuant to a registration statement under the Securities Act of 1933 on or after January 1, 2006, or (b) privately-issued pursuant to an exemption from registration on or after January 1, 2006 where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions where the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government sponsored entity, other than certain securitizations of residential mortgage loan transactions issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the "Document Custody Platform"). Appendix A identifies the individual transactions defined by Management as constituting the Document Custody Platform for the Period.

Applicable Servicing Criteria: Management has determined that the servicing criteria set forth in Item 1122(d)(1)(ii), 1122(d)(1)(iv), 1122(d)(4)(i),
1122(d)(4)(ii) and 1122(d)(4)(iii) are applicable to the activities performed by the Company with respect to the Document Custody Platform for the Period; provided however that, with respect to the Document Custody Platform, servicing criterion 1122(d)(4)(iii) is applicable only as it relates to the Company's obligation to review and maintain the required loan documents related to any additions, removals or substitutions in accordance with the transaction agreements (the "Applicable Servicing Criteria"). Management has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Document Custody Platform.

With respect to the Document Custody Platform and the Period, Management provides the following assessment of the Company's compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company's compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company's compliance with the Applicable Servicing Criteria. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. With respect to applicable servicing criteria 1122(d)(1)(ii) and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the Document Custody Platform, because there were no occurrences of events that would require the Company to perform such activities.

4. Based on such assessment for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.


(page)


KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management's assessment of the Company's compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:    /s/ Shari L. Gillund
       Shari L. Gillund

Title: Senior Vice President

Dated: February [28], 2014


(page)


Appendix A to the Company's Assessment of Compliance with the Applicable Servicing Criteria


Document Custody Platform
Transactions

ABFC FFMLT2006-FFH1
ABFC2006-HE1
ABFC2006-OPT1
ABFC2006-OPT2
ABFC2006-OPT3
ABSC RFC 2007-HE1                              (1)
ACE 2007-D1
ACE2006-ASAP1
ACE2006-ASAP2
ACE2006-ASAP3
ACE2006-ASAP4
ACE2006-ASAP5
ACE2006-ASAP6
ACE2006-ASL1
ACE2006-CW1
ACE2006-FM1
ACE2006-FM2
ACE2006-GP1
ACE2006-HE1
ACE2006-HE2
ACE2006-HE3
ACE2006-HE4
ACE2006-OP1
ACE2006-OP2
ACE2006-SD1
ACE2006-SD2
ACE2006-SD3
ACE2006-SL1
ACE2006-SL2
ACE2006-SL3
ACE2006-SL4
ACE2007-ASAP1
ACE2007-ASAP2
ACE2007-ASL1
ACE2007-HE1
ACE2007-HE2
ACE2007-HE3
ACE2007-HE4
ACE2007-HE5
ACE2007-SL1
ACE2007-SL2
ACE2007-WM1
ACE2007-WM2
ARMT 2006-3
BAC 2006-3
BAC 2006-4
BAC 2006-6
BAC 2007-2
BAC 2007-3
BAC 2007-4
BAC 2007-5
BACM 2008-1
BACM 2008-LS1
BAFC 2006-B
BAFC 2006-C
BAFC 2006-E
BAMC-ABFC2007-WMC1
BANC OF AMER 2006-1
BARC SABR2006-FR1
BARC SABR2006-OP1
BARC SABR2006-WM1
BARC SABR2006-WM2
BARC SABR2006-WM3
BARC, BCAP2006-AA2
BARC, BCAP2007-AA2
BARC, BCAP2007-AA3
BARC, SABR2006-FR2
BARC, SABR2006-FR3
BARC, SABR2006-FR4
BARC, SABR2006-HE1
BARC, SABR2006-HE2
BARC, SABR2006-NC1
BARC, SABR2006-WM4
BARC, SABR2007-BR2
BARC,BCAP2006-AA1
BARC-SABR2007-BR3

(page)


Document Custody Platform
Transactions

BCAP2007-AA1
BCAP2007-AA4
BCAP2007-AA5
BCAP2007-AB1
BoAALT 2006-1
BoAALT 2006-2
BoAALT 2006-3
BoAALT 2006-4
BoAALT 2006-5
BoAALT 2006-6
BoAALT 2006-7
BoAALT 2006-8
BoAALT 2006-9
BOAALT 2007-1
BoAALT 2007-2
BoAMS 2006-1
BoAMS 2006-2
BoAMS 2006-3
BoAMS 2006-A
BoAMS 2006-B
BOAMS 2007-1
BoAMS 2007-2
BOAMS 2007-3
BOAMS 2007-4
BSAAT 2007-1
BSABS 2006-2
BSABS 2006-3
BSABS 2006-4
BSABS 2006-AC1
BSABS 2006-AC2
BSABS 2006-AC3
BSABS 2006-AC4
BSABS 2006-AC5
BSABS 2006-IM1
BSABS 2006-SD1
BSABS 2006-SD2
BSABS 2006-SD3
BSABS 2006-SD4
BSABS 2006-ST1
BSABS 2007-1
BSABS 2007-2
BSABS 2007-AC1
BSABS 2007-AC2
BSABS 2007-AC3
BSABS 2007-AC4
BSABS 2007-AC5
BSABS 2007-AC6
BSABS 2007-SD1
BSABS 2007-SD2
BSABS 2007-SD3
BSALTA 2006-1
BSALTA 2006-2
BSALTA 2006-3
BSALTA 2006-4
BSALTA 2006-5
BSALTA 2006-6
BSALTA 2006-7
BSALTA 2006-8
BSALTA 2007-1
BSALTA 2007-2
BSALTA 2007-3
BSART 2006-1
BSART 2006-2
BSART 2006-4
BSART 2007-1
BSART 2007-2
BSART 2007-4
BSART 2007-5
BSMF 2006-AC1
BSMF 2006-AR1
BSMF 2006-AR2
BSMF 2006-AR3
BSMF 2006-AR4
BSMF 2006-AR5
BSMF 2006-SL1                                  (4)
BSMF 2006-SL2                                  (4)

(page)


Document Custody Platform
Transactions

BSMF 2006-SL3
BSMF 2006-SL4
BSMF 2006-SL5
BSMF 2006-SL6
BSMF 2007-AR1
BSMF 2007-AR2
BSMF 2007-AR3
BSMF 2007-AR4
BSMF 2007-AR5
BSMF 2007-SL1
BSMF 2007-SL2
BSSLT 2007-1
CARR-2007-FRE1
CARR-2007-RFC1
Carrington 2006-FRE1
Carrington 2006-FRE2
Carrington 2006-OPT1
CCMT 2006-C5                                   (1) (3)
CCMT 2007-C6                                   (1) (2) (3)
CCMT 2008-C7
CD 2006-CD2
CD 2007-CD4                                    (1) (3)
CD 2007-CD5
CMLT2006-RFC1
CMLTI 2006-HE3
CMLTI 2007-AR4
CMLTI 2007-AR5
CMLTI 2007-AR8
CMLTI 2007-WFHE2
CMLTI 2007-WFHE3
CMLTI 2007-WFHE4
CMRA, PHH2008-CIM1
CMSC 2007-5
COBALT 2006-C1
COBALT 2007-C2
COBALT 2007-C3
COMM 2006-C7
COMM 2007-C9
COMM 2012-FL2
COMM12-CCRE1
COMM12-CCRE2
COMM12-CCRE4
COMM12-CCRE5
COMM13-CCRE7
COMM13-LC6
COMM2011-FL1
COMM2013-CCRE10
COMM2013-CCRE12
CSAB 2006-1
CSAB 2006-2
CSAB 2006-3
CSAB 2006-4
CSAB 2007-1
CSFB 2006-C1
CSFB 2006-C2
CSFB 2006-C3
CSFB 2006-C4
CSFB 2006-C5
CSFB 2007-C1
CSFB 2007-C2
CSFB 2007-C3
CSFB 2007-C4
CSFB 2007-C5
CSFB 2008-C1
CSFB ABSC 2006-HE3
CSFB ABSC 2006-HE5
CSFB ARMT 2006-2
CSMC 2006-1
CSMC 2006-2
CSMC 2006-3
CSMC 2006-4
CSMC 2006-7
CSMC 2006-8
CSMC 2006-9
CSMC 2007-1
CSMC 2007-2

(page)


Document Custody Platform
Transactions

CSMC 2007-3
CSMC 2007-4
CSMC 2007-6
CSMC 2007-7
DBALT2006-AB1
DBALT2006-AB2
DBALT2006-AB3
DBALT2006-AB4
DBALT2006-AF1
DBALT2006-AR1
DBALT2006-AR2
DBALT2006-AR3
DBALT2006-AR4
DBALT2006-AR5
DBALT2007-1
DBALT2007-2
DBALT2007-3
DBALT2007-AB1
DBALT2007-AR1
DBALT2007-AR2
DBALT2007-AR3
DBALT2007-BAR1
DBALT2007-OA1
DBALT2007-OA2
DBALT2007-OA3
DBALT2007-OA4
DBALT2007-OA5
DBALT2007-RAMP1
DBALTL 2006-AR6
DBALTL 2006-OA1
DBUBS 11-LC3
EBLMT 2013-1
EBMLT 2013-2
FASC, 2006-FF16
FASC, 2006-FF8
FF 2006-FF1
FFML 2006-FF5
FFML2006-FF2
FFML2006-FF7
FFML2006-FF9
FREM, 2006-A
FREM, 2006-B
FREM, 2006-C
FREM, 2006-D
FREM, 2006-E
FSMC, 2006-1
FSMC, 2006-2
FSMC, 2006-3
FSMC, 2007-1
GCMI, SV2006-OPT1
GCMI, SV2006-OPT2
GCMI, SV2006-OPT3
GCMI, SV2006-OPT4
GCMI, SV2006-OPT5
GCMI-HVIEW2007-4
GCMI-HVIEW2007-7
GCMI-RBSGC2007-B
GCMI-SV2007-OPT1
GCMI-SV2007-OPT2
GCMI-SV2007-OPT3
GCMI-SV2007-OPT4
GCMI-SV2007-OPT5
GCMI-SV2007-WMC1
GECMC 2007-C1
GMAC 2006-C1
GNPT 2006-AR1
GNPT 2006-AR2
GNPT 2006-AR3
GS 2006-GG6
GS 2006-GG8
GS 2007-GG10
GSAA 2006-10
GSAA 2006-12
GSAA 2006-14
GSAA 2006-16
GSAA 2006-18

(page)


Document Custody Platform
Transactions

GSAA 2006-6
GSAA 2006-8
GSAA 2007-10
GSAA 2007-4
GSAA 2007-5
GSAA 2007-6
GSAA 2007-7
GSAA 2007-8
GSAA 2007-9
GSAMP 2006-S3
GSMS 2013-GCJ12
GSMS2013-CJ14
GSMSC 12-GC6
GSMSC 12GCJ7
GSMSC 2013-GC10
GSR 2006-5F
GSR 2006-AR1
GSR 2006-AR2
GSR 2007-AR1
GSR 2007-AR2
GSR 2007-HEL1
HALO 2007-2
HARBORVIEW 2007-2
HASCO  2006-OPT2
HASCO 2006-OPT1
HASCO 2006-OPT3
HASCO 2007-HE2
HASCO 2007-NC1
HASCO 2007-WF1
HASCO2006-OPT4
HASCO2006-WMC1
HEAT 2006-1
HEAT 2006-3
HEAT 2006-4
HEAT 2006-5
HEAT 2006-6
HEAT 2006-7
HEAT 2006-8
HEAT 2007-1
HEAT 2007-2
HEAT 2007-3
HELT2007-FRE1
HEMT 2006-1
HEMT 2006-3
HEMT 2006-4
HSBA-FFML2006-FF11
HSBA-HALO2006-2
HSBA-HALO2007-1
HSBA-HALO2007-AR1
HSBA-HALO2007-AR2
HSBA-HALO2007-WF1
HSBA-HASCO2006-HE1
HSBA-HASCO2006-HE2
HSBA-HASCO2007-HE1
HSBA-HASCO2007-OPT1
JP MORGAN 2006-FL1
JP MORGAN 2006-FL2
JP Morgan 2007-FL1
JPM 2013-C12
JPM CHAS 2006-CIBC16
JPM CHAS 2007-CIBC18
JPM CHAS 2007-CIBC20
JPM CHASE 2006-LDP6
JPM CHASE 2007-C1
JPM CHASE 2007-LDP10
JPM2013-C13
JPM2013-C14
JPM2013-C15
JPM2013-C16
JPMC 12-CIBX
JPMC 12-LC9
JPMC 13-LC11
JPMC 2011-C5
JPMC 2012-C6
JPMC 2012-C8
JPMC 2013-C10

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Document Custody Platform
Transactions

JPMC2013-C17
JPMORGAN 2006-LDP7                             (1)
LMT 2006-2
LMT 2006-4
LMT 2006-5
LMT 2006-7
LMT 2006-8
LMT 2007-10
LMT 2007-2
LMT 2007-4
LMT 2007-5
LMT 2007-6
LMT 2007-7
LMT 2007-8
LMT 2007-9
LMT 2008-2
LUMI2007-1
LUMI2007-2
LUMINENT 2006-2
LUMINENT 2006-7
LUMINENT2006-3
LUMINENT2006-4
LUMINENT2006-5
LUMINENT2006-6
LXS 2006-01
LXS 2006-10N
LXS 2006-11
LXS 2006-12N
LXS 2006-13
LXS 2006-15
LXS 2006-17
LXS 2006-18N
LXS 2006-19
LXS 2006-20
LXS 2006-3
LXS 2006-5
LXS 2006-7
LXS 2006-8
LXS 2007-1
LXS 2007-11
LXS 2007-12N
LXS 2007-14H
LXS 2007-15N
LXS 2007-2N
LXS 2007-3
LXS 2007-4N
LXS 2007-6
LXS 2007-8H
LXS 2007-9
MABS 2007-HE1
MABS 2007-HE2
MALT 2007-HF1
MANA 2007-A1
MANA 2007-A2
MANA 2007-A3
MANA 2007-AF1
MANA 2007-F1
MANA 2007-OAR1
MANA 2007-OAR2
MANA 2007-OAR3
MANA 2007-OAR4
MANA 2007-OAR5
MARM 2007-3
MARM 2007-HF1
MARM 2007-HF2
MASTR 2007-1
MERR OWNIT 2006-2
MLCC 2006-1
MLCC 2006-2
MLCC 2006-3
MLCC 2007-1
MLCC 2007-2
MLCC 2007-3
MLMBS 2007-1
MLMBS 2007-2
MLMBS 2007-3


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Document Custody Platform
Transactions

MLMI 2006-A1
MLMI 2006-A2
MLMI 2006-A3
MLMI 2006-A4
MLMI 2006-AF1
MLMI 2006-AF2
MLMI 2006-F1
MLMI 2006-FM1
MLMI 2006-HE1
MLMI 2006-HE2
MLMI 2006-HE3
MLMI 2006-OPT1
MLMI 2006-RM1
MLMI 2006-SL1
MLMI 2006-SL2
MLMI 2006-WMC1
MLMI 2006-WMC2
MLMI 2007-HE2
MORG2012C5                                     (3)
MORG2013C7
MRGN 2006-HE1
MRGN, 2006-HE2
MRGN, 2006-HE3
MRGN, 2006-HE4
MRGN, 2006-HE5
MRGN, 2006-HE6
MRGN, 2006-HE7
MRGN, 2006-HE8
MRGN, 2006-WMC1
MRGN, 2006-WMC2
MRGN, 2007-HE2
Mrgn, 2007-HE5
Mrgn, 2007-HE6
MRGN, 2007-HE7
MRGN,2007-1
MRGN,2007-HE3
MRGN-ELAT2007-1
MRGN-ELAT2007-2
MRGN-MSSTI2007-1
MSBAM 12-C6
MSBAM 13-C8
MSBAM 13-C9
MSBAM 2013-C10
MSBAM2013-C11
MSBAM2013-C12
MSBAM2013-C13
MSC 2006-IQ12
MSC 2007-HQ11
MSC 2007-HQ13
MSCC 11-C3
MSCC 12-C4
MSCC 2006-11
MSCC 2006-3AR
MSCC 2006-5AR
MSCC 2006-6AR
MSCC 2006-7
MSCC 2006-8AR
MSCC 2007-12
MSCC 2007-13
MSCC HEL 2007-1
MSCC-2007-14AR
MSCI 2007-IQ15
NAAC 2006-AP1
NAAC 2006-AR1
NAAC 2007-2
NAAC2006-AF1
NAAC2006-AF2
NAAC2006-AR2
NAAC2006-AR3
NAAC2006-WF1
NAAC2007-1
NAAC2007-3
NCMC 2008-1
NewCastle2007-1
NHEL 2006-FM1
NHEL2006-FM2


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Document Custody Platform
Transactions

NHEL2006-HE1
NHEL2006-HE2
NHEL2006-HE3
NHEL2006-WF1
NOMU-NAAC2006-AR4
NOMU-NAAC2007-S2
NOMU-NHEL2006-AF1
NOMU-NHEL2007-1
NOMU-NHEL2007-2
NOMU-NHEL2007-3
NRPMT2013-1
OOMLT 2006-1
OOMLT 2006-2
OOMLT 2006-3
OPT1-2007-1
OPT1-2007-2
OPT1-2007-3
OPT1-2007-4
OPT1-2007-5
OPT1-2007-6
OPT1-2007-CP1
OPT1-2007-FXD1
OPT1-2007-FXD2
OPT1-2007-HL1                                  (4)
PC 2006-1
PHH AM 2007-1
PHH AM 2007-2
PHH AM 2007-3
PHHMC 2008-CIM2
PRIME 2006-1
PRIME 2006-2
PRIME 2006-CL1
PRIME 2007-1
PRIME 2007-2
PRIME 2007-3
RAAC Series 2006-SP1 Trust
RAAC Series 2006-SP2 Trust
RAAC Series 2006-SP3 Trust
RAAC Series 2006-SP4
RAMP Series 2006-NC1 Trust
RAMP Series 2007-RS2 Trust
RBSCF2013-GSP
Renaissance 2006-1
Renaissance 2006-2
Renaissance 2006-3
Renaissance 2006-4
Renaissance 2007-1
Renaissance 2007-2
Renaissance 2007-3
RFC 2007-QH7
RFC 2007-QS9
RFCO 2006-EFC1
RFCO 2006-EFC2
RFCO 2006-EMX1
RFCO 2006-EMX2                                 (2)
RFCO 2006-EMX3
RFCO 2006-EMX4
RFCO 2006-EMX5
RFCO 2006-EMX6                                 (2)
RFCO 2006-EMX7
RFCO 2006-EMX8
RFCO 2006-EMX9
RFCO 2006-HI1
RFCO 2006-HI2
RFCO 2006-HI3
RFCO 2006-HI4
RFCO 2006-HI5
RFCO 2006-HSA1
RFCO 2006-HSA2
RFCO 2006-HSA3                                 (2)
RFCO 2006-HSA4
RFCO 2006-HSA5
RFCO 2006-KS1
RFCO 2006-KS2
RFCO 2006-KS3
RFCO 2006-KS4


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Document Custody Platform
Transactions

RFCO 2006-KS5
RFCO 2006-KS6
RFCO 2006-KS7
RFCO 2006-KS8
RFCO 2006-KS9
RFCO 2006-NC2
RFCO 2006-NC3
RFCO 2006-QA1
RFCO 2006-QA10
RFCO 2006-QA11
RFCO 2006-QA2
RFCO 2006-QA3
RFCO 2006-QA4
RFCO 2006-QA5
RFCO 2006-QA6
RFCO 2006-QA7
RFCO 2006-QA8
RFCO 2006-QA9
RFCO 2006-QH1
RFCO 2006-QO1
RFCO 2006-QO10
RFCO 2006-QO2
RFCO 2006-QO3
RFCO 2006-QO4
RFCO 2006-QO5
RFCO 2006-QO6
RFCO 2006-QO7
RFCO 2006-QO8
RFCO 2006-QO9
RFCO 2006-QS1
RFCO 2006-QS10
RFCO 2006-QS11
RFCO 2006-QS12
RFCO 2006-QS13
RFCO 2006-QS14
RFCO 2006-QS15
RFCO 2006-QS16
RFCO 2006-QS17
RFCO 2006-QS18
RFCO 2006-QS2                                  (2)
RFCO 2006-QS3
RFCO 2006-QS4
RFCO 2006-QS5
RFCO 2006-QS6
RFCO 2006-QS7
RFCO 2006-QS8
RFCO 2006-QS9
RFCO 2006-RS1
RFCO 2006-RS2
RFCO 2006-RS3
RFCO 2006-RS4
RFCO 2006-RS5
RFCO 2006-RS6
RFCO 2006-RZ1
RFCO 2006-RZ2
RFCO 2006-RZ3
RFCO 2006-RZ4
RFCO 2006-RZ5
RFCO 2006-S10
RFCO 2006-S11
RFCO 2006-S12
RFCO 2006-S2
RFCO 2006-S3
RFCO 2006-S4
RFCO 2006-S5
RFCO 2006-S6
RFCO 2006-S7
RFCO 2006-S8
RFCO 2006-S9
RFCO 2006-SA1
RFCO 2006-SA2
RFCO 2006-SA3                                  (2)
RFCO 2006-SA4
RFCO 2007-EMX1
RFCO 2007-HI1
RFCO 2007-HSA1


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Transactions

RFCO 2007-HSA2
RFCO 2007-HSA3
RFCO 2007-KS1
RFCO 2007-KS2
RFCO 2007-KS3                                  (2)
RFCO 2007-KS4
RFCO 2007-QA1
RFCO 2007-QA2
RFCO 2007-QA3
RFCO 2007-QA4
RFCO 2007-QA5
RFCO 2007-QH1
RFCO 2007-QH2
RFCO 2007-QH3
RFCO 2007-QH4
RFCO 2007-QH5
RFCO 2007-QH8
RFCO 2007-QH9
RFCO 2007-QO1
RFCO 2007-QO2
RFCO 2007-QO3
RFCO 2007-QO4
RFCO 2007-QO5
RFCO 2007-QS1
RFCO 2007-QS10
RFCO 2007-QS11
RFCO 2007-QS2
RFCO 2007-QS3
RFCO 2007-QS4
RFCO 2007-QS5
RFCO 2007-QS6
RFCO 2007-QS7
RFCO 2007-QS8
RFCO 2007-RS1
RFCO 2007-RZ1
RFCO 2007-S1
RFCO 2007-S2
RFCO 2007-S3
RFCO 2007-S4
RFCO 2007-S5
RFCO 2007-S6
RFCO 2007-S7
RFCO 2007-S8
RFCO 2007-S9
RFCO 2007-SA1
RFCO 2007-SA2
RFCO 2007-SA3
RFCO 2007-SA4
RFCO 2007-SP1
RFCO 2007-SP2
RFCO 2007-SP3
RFCO2007-QH6
RFMSI Series 2006-S1 Trust
SABR2007-HE1
SACO 2006-10
SACO 2006-2
SACO 2006-3
SACO 2006-4
SACO 2006-5
SACO 2006-6
SACO 2006-7
SACO 2006-9
SACO 2007-1
SACO 2007-2
SAIL 2006-1
SAIL 2006-2
SAIL 2006-3
SAIL 2006-4
SAMI 2006-AR1
SAMI 2006-AR2
SAMI 2006-AR3
SAMI 2006-AR4
SAMI 2006-AR5
SAMI 2006-AR8
SAMI 2007-AR1
SAMI 2007-AR2


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SAMI 2007-AR3
SAMI 2007-AR4
SAMI 2007-AR5
SAMI 2007-AR6
SAMI 2007-AR7
SARM 2006-1
SARM 2006-11
SARM 2006-12
SARM 2006-2
SARM 2006-3
SARM 2006-4
SARM 2006-5
SARM 2006-6
SARM 2006-7
SARM 2006-8
SARM 2007-10
SARM 2007-11
SARM 2007-3
SARM 2007-4
SARM 2007-5
SARM 2007-6
SARM 2007-7
SARM 2007-8
SARM 2007-9
SASCO 2006-3H
SASCO 2006-BC1
SASCO 2006-BC2
SASCO 2006-BC3
SASCO 2006-BC5
SASCO 2006-BC6
SASCO 2006-OPT1
SASCO 2006-WF1
SASCO 2006-WF2
SASCO 2006-WF3
SASCO 2007-BC1
SASCO 2007-BC2
SASCO 2007-BC3
SASCO 2007-BC4
SASCO 2007-SC1
SASCO 2007-WF1
SASCO 2007-WF2
SASCO TIAA 2007-C4
SEMT 2011-1
SEMT 2011-2
SEMT 2012-1
SEMT 2012-2
SEMT 2012-3
SEMT 2012-4
SEMT 2012-5
SEMT 2012-6
SEMT 2013-1
SEMT 2013-2
SEMT 2013-3
SEMT 2013-4
SEMT 2013-5
SEMT 2013-6
SEMT 2013-7
SGMF 2006-FRE1
SGMF 2006-OPT2
SGMS 2006-FRE2
SMTS 2006-1
SMTS 2007-1
SMTS 2007-2
SMTS 2007-3
SMTS 2007-4
SMTS 2010-H1
SMTS2013-10
SMTS2013-11
SMTS2013-12
SMTS2013-8
SMTS2013-9
SQALT 2006-1
STARM 2007-2
STARM 2007-3
UBS MABS 2006-AB1
UBS MABS 2006-FRE1


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Document Custody Platform
Transactions

UBS MABS 2006-HE1
UBS MABS 2006-HE2
UBS MABS 2006-HE3
UBS MABS 2006-HE4
UBS MABS 2006-HE5
UBS MABS 2006-WMC1
UBS MABS 2006-WMC2
UBS MABS 2006-WMC3
UBS MABS 2006-WMC4
UBS MABS 2007-WMC1
UBS MALT 2006-1
UBS MALT 2006-2
UBS MALT 2006-3
UBS MALT 2007-1
UBS MARM 2006-2
UBS MARM 2006-OA1
UBS MARM 2006-OA2
UBS MARM 2007-1
UBS MARM 2007-2
UBS MASL 2006-1
UBS MASTR 2006-1
UBS MASTR 2006-2
UBS MASTR 2006-3
WACHOVIA 2006-C23
WACHOVIA 2006-C25
WACHOVIA 2006-C26
WACHOVIA 2006-C27
WACHOVIA 2006-C28
WACHOVIA 2006-C29
WACHOVIA 2007-30
WACHOVIA 2007-C31
WACHOVIA 2007-C32
WACHOVIA 2007-C33
WACHOVIA 2007-C34
WFALT 2007-AR5
WFALT 2007-PA1
WFALT 2007-PA2
WFALT 2007-PA3
WFALT 2007-PA4
WFALT 2007-PA5
WFALT 2007-PA6
WFCM 12-LC5
WFCMT 2013-LC12
WFHET 2006-1
WFHET 2006-2
WFHET 2006-3
WFHET 2007-1
WFHET 2007-2
WFHM 2007-M04
WFMBS 2006-1
WFMBS 2006-10
WFMBS 2006-11
WFMBS 2006-12
WFMBS 2006-13
WFMBS 2006-14
WFMBS 2006-15
WFMBS 2006-16
WFMBS 2006-17
WFMBS 2006-18
WFMBS 2006-19
WFMBS 2006-2
WFMBS 2006-20
WFMBS 2006-3
WFMBS 2006-4
WFMBS 2006-5
WFMBS 2006-6
WFMBS 2006-7
WFMBS 2006-8
WFMBS 2006-9
WFMBS 2006-AR1
WFMBS 2006-AR10
WFMBS 2006-AR11
WFMBS 2006-AR12
WFMBS 2006-AR13
WFMBS 2006-AR14
WFMBS 2006-AR15


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Document Custody Platform
Transactions

WFMBS 2006-AR16
WFMBS 2006-AR17
WFMBS 2006-AR18
WFMBS 2006-AR19
WFMBS 2006-AR2
WFMBS 2006-AR3
WFMBS 2006-AR4
WFMBS 2006-AR5
WFMBS 2006-AR6
WFMBS 2006-AR7
WFMBS 2006-AR8
WFMBS 2007-1
WFMBS 2007-10
WFMBS 2007-11
WFMBS 2007-12
WFMBS 2007-13
WFMBS 2007-14
WFMBS 2007-15
WFMBS 2007-16
WFMBS 2007-17
WFMBS 2007-2
WFMBS 2007-3
WFMBS 2007-4
WFMBS 2007-5
WFMBS 2007-6
WFMBS 2007-7
WFMBS 2007-8
WFMBS 2007-9
WFMBS 2007-AR10
WFMBS 2007-AR3
WFMBS 2007-AR4
WFMBS 2007-AR5
WFMBS 2007-AR6
WFMBS 2007-AR7
WFMBS 2007-AR8
WFMBS 2007-AR9
WFMBS 2008-1
WFMBS 2008-AR1
WFMBS 2008-AR2
WFRBS 11-C5
WFRBS 12-C10
WFRBS 12-C6
WFRBS 12-C7
WFRBS 12-C8
WFRBS 12-C9
WFRBS 13-C11
WFRBS 13-C12
WFRBS 13-C13
WFRBS 13-C14
WFRBS2013-C15
WFRBS2013-C16
WFRBS2013-C17
WFRBS2013-C18
WFRBS2013-UBS1
WMC-2006-1


Endnotes:

(1) The transaction should have been indicated on Appendix A to the Company's revised assessment of compliance with applicable servicing criteria dated August 12, 2013 (the "Revised 2012 Custody Assessment") as of and for the year ended December 31, 2012 (the "2012 Period") relating to the platform for the 2012 Period (the "2012 Platform") as a transaction to which Management is required to assess to the Company's compliance with Item 1122(d)(4)(iii). Management has determined that there were no activities performed during the 2012 Period with respect to the 2012 Platform, because there were no occurrences of events that would require the Company to perform such activities.


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(page)


(2) The transaction was inadvertently omitted from Appendix A to the Revised 2012 Custody Assessment.

(3) The transaction requires that Management assess to the Company's compliance with Item 1122(d)(1)(ii). Item 1122(d)(1)(ii) was inadvertently omitted from the applicable servicing criteria for the Revised 2012 Custody Assessment. Management has determined that there were no activities performed during the 2012 Period with respect to the 2012 Platform, because there were no occurrences of events that would require the Company to perform such activities.

(4) This transaction was indicated on Appendix A to the Revised 2012 Custody Assessment as a transaction to which Management is required to assess to the Company's compliance with Item 1122(d)(4)(iii). Management has since determined that it is not required to assess to the Company's compliance with Item 1122(d)(4)(iii). Therefore, such transaction should not have been indicated on such Appendix A as subject to Item 1122(d)(4)(iii).


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